UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2017

JACK IN THE BOX INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

 (858) 571-2121
 (Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|  |  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on February 28, 2017. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the eight members of the board of directors; (2) Ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending October 1, 2017; (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation; (4) Re-approval of the Jack in the Box Inc. 2004 Stock Incentive Plan for purposes of Internal Revenue Code Section 162(m); and (5) An advisory (non-binding) vote on the frequency of the vote on executive compensation. All directors were elected; Proposals (2), (3) and (4) were approved; and a majority of shareholders voted for annual frequency of executive compensation votes.  The final voting results are set forth below.

(1)  The following directors were elected by the affirmative vote of a majority of votes cast for that director (abstentions and broker non-votes are not counted either as a vote cast “for” or “against):

Nominees for Director	Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
	Number	% of Votes Cast
Leonard A. Comma	25,478,178	98.07	502,187	19,014	2,150,402
David L. Goebel	25,756,466	99.13	224,750	18,163	2,150,402
Sharon P. John	25,756,543	99.13	224,826	18,010	2,150,402
Madeleine A. Kleiner	25,757,870	99.14	224,497	17,012	2,150,402
Michael W. Murphy	25,891,363	99.66	89,553	18,463	2,150,402
James M. Myers	25,966,259	99.94	14,801	18,319	2,150,402
David M. Tehle	25,915,053	99.75	66,105	18,221	2,150,402
John T. Wyatt	25,755,788	99.13	225,156	18,435	2,150,402

(2)  The appointment of KPMG LLP was ratified by a majority of the votes cast (there were no broker non-votes on this proposal):

Votes Cast For		Votes Cast Against	Abstain
Number	% of Votes Cast
27,875,853	99.03	258,539	15,389

(3)  The compensation of named executive officers was approved, on an advisory basis, by a majority of the votes cast (abstentions are counted as votes “against” the proposal; broker non-votes are not counted as either “for” or “against” the proposal):

Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
Number	% of Votes Cast
25,042,143	96.32	681,168	276,068	2,150,402

(4)  The Jack in the Box Inc. 2004 Stock Incentive Plan was re-approved by a majority of the votes cast (abstentions are counted as votes “against” the proposal; broker non-votes are not counted as either “for” or “against” the proposal):

Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
Number	% of Votes Cast
25,576,842	98.37	399,942	22,595	2,150,402

(5) In the advisory (non-binding) vote on the frequency of the vote on executive compensation, a majority of the shareholders chose “one year” (abstentions and broker non-votes have no effect on this proposal):

Votes Cast For “One Year”		Votes Cast For “Two Year”	Votes Cast For “Three Year”	Abstain	Broker Non-Votes
Number	% of Votes Cast
22,722,070	87.47	10,612	3,244,890	21,807	2,150,402

In accordance with the results of this vote, the Board of Directors determined to continue holding an advisory vote on executive compensation on an annual basis, until the occurrence of the next advisory vote on the frequency of say on pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	JERRY P. REBEL
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: March 2, 2017